NUMBER                    [V3 SEMICONDUCTOR INC. LOGO]            SHARES
                                SEMICONDUCTOR INC.         CUSIP NO. 918392 10 1
                         THE EMBEDDED CHIPSET COMPANY
     50,000,000 AUTHORIZED SHARES    $.001 PAR VALUE    NON-ASSESSABLE

This Certifies that

is the record holder of

shares of            V3 SEMICONDUCTOR, INC.                     Common Stock
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certifixate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facismille signatures of its duly authorized officers.


                                TRANSFER AGENT AND REGISTRAR
                                         COLONIAL STOCK TRANSFER
                                          Salt Lake City, Utah 84111

                                          COUNTERSIGNED AND REGISTERED

                                          By: /s/ Illegible
                                              -------------------------
                                                  Authorized Signature
Dated:

/s/ Illegible      V3 SEMICONDUCTOR, INC. CORPORATE SEAL  NEVADA   /s/ Illegible
-----------------                                                ---------------
    Secretary                                                          President


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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common  UNIF GIFT MIN ACT -        Custodian
                                                        -------          -------
     TEN ENT - as tenants by the                         (Cust)          (Minor)
               entireties
     JT TEN - as joint tenants with                     under Uniform Gifts to
              right of survivorship and                 Minors Act
              not as tenants in common                            -------------
                                                                      (State)

                           Additional abbreviations may also be used though not in the above list.

            For the value recieved,        hereby sell, assign and transfer unto
                                   --------

    PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE

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   |                                     |
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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----------------------------------------------------------------------- Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     --------------

             -------------------------------------------------------------------
            NOTICE: SIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE
                    FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK, BROKER OR ANY OTHER ELIGIBLE GUARANTOR INSTITUTION THAT IS AUTHORIZED TO DO SO UNDER THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP) UNDER RULES PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISION.



                         THE SHARE OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS A COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT HAS BEEN MADE OR UNLESS AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION PROVISIONS HAS BEEN ESTABLISHED, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933.